UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary proxy statement

☐	Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

DUOS TECHNOLOGIES GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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DUOS TECHNOLOGIES GROUP, INC.

6622 Southpoint Drive South, Suite 300

Jacksonville, Florida, 32216

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held April 21, 2016

To the Stockholders of Duos Technologies Group, Inc.:

The 2016 annual meeting (the “Annual Meeting”) of stockholders of Duos Technologies Group, Inc. (the “Company”) will be held at our executive offices at 6622 Southpoint Drive South, Suite 300, Jacksonville, Florida 32216 on Thursday, April 21, 2016 at 10:00 a.m. local time for the following purposes:

i.

Elect a board of five directors;

ii.

Adopt our 2016 Equity Incentive Plan;

iii.

Approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers;

iv.

Determine, in a non-binding advisory vote, the desired frequency of future non-binding advisory votes on the compensation of our named executive officers every year, every two years or every three years; and

v.

Consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. The Board has fixed the close of business on March 11, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting.

Regardless of whether you plan to attend the Annual Meeting, please vote your shares as soon as possible so that your shares will be voted in accordance with your instructions. For specific voting instructions, please refer to the instructions on the proxy card that was mailed to you. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person.

We look forward to seeing you at the Annual Meeting.

Gianni Arcaini

Chairman of the Board

March 31, 2016

DUOS TECHNOLOGIES GROUP, INC.

6622 Southpoint Drive South, Suite 310

Jacksonville, Florida, 32216

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board (“Board”) of Duos Technologies Group, Inc., a Florida corporation (the “Company”) for use at our 2016 annual meeting (the “Annual Meeting”) of stockholders to be held at our executive offices at 6622 Southpoint Drive South, Suite 310, Jacksonville, Florida 32216 on Thursday, April 21, 2016 at 10:00 a.m. local time, and any adjournment thereof. We will bear the cost of soliciting proxies.

At the Annual Meeting, the stockholders will be asked to:

i.

Elect a board of five directors;

ii.

Adopt the 2016 Equity Incentive Plan;

iii.

Approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers;

iv.

Determine, in a non-binding advisory vote, the desired frequency of future non-binding advisory votes on the compensation of our named executive officers every year, every two years or every three years; and

v.

Consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

To have a valid meeting of the stockholders, a quorum of the Company’s stockholders is necessary. A quorum shall consist of a majority of the shares of the Common Stock issued and outstanding and entitled to vote on the record date of March 11, 2016 (the “Record Date”) present in person or by proxy at the Annual Meeting. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election as directors of the nominees of the Board named below; (ii) FOR the adoption of the 2016 Incentive Plan, (iii) FOR the resolution regarding the non-binding advisory vote of the compensation of the Company’s named executive officers; (iv) “3 YEARS” on the resolution regarding the frequency of the non-binding vote on the compensation of the Company’s named executive officers; and (v) in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s).

Votes Required for Approval

Assuming the presence of a quorum at the annual meeting:

•

The election of directors will be determined by a plurality of the votes cast. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

•

The approval of our 2016 Equity Incentive Plan, and the advisory approval of our executive compensation requires the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on the proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on these proposals.

•

The determination of the frequency with which future advisory votes on executive compensation will take place will be determined by the preference (either every one, two or three years) that receives the highest number of votes cast.

•

The approval of any such other matters as may properly come before the meeting or any adjournment thereof.

Broker Non-Votes

A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner such holder of record may not vote your shares on the election of directors or the proposals to approve the 2016 Equity Incentive Plan, or the advisory resolutions regarding say-on-pay without your voting instructions on those proposals. Accordingly, without your voting instructions on those proposals, a broker non-vote will occur.

We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the annual meeting.

Revocability of Proxies

You may revoke any proxy given in response to this solicitation by notifying the Company in writing at the above address, attention: Corporate Secretary by 5 p.m. on April 20, 2016, or by voting a subsequent proxy or in person at the annual meeting. Attendance by a stockholder at the meeting does not alone serve to revoke a proxy. If a broker, trust, bank or other nominee holds your shares, please follow the instructions you receive from that person.

How Can I Vote Without Attending the Annual Meeting?

There are four convenient methods for registered stockholders to direct their vote by proxy without attending the Annual Meeting:

•

Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 20, 2016. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

•

Vote by Telephone. You can also vote by telephone by calling the telephone number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on April 20, 2016. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

•

Vote by Fax. You can also vote by fax by faxing to the fax number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by fax. You may transmit your voting instructions from by fax up until 11:59 P.M. Eastern Time on April 20, 2016. Fax voting is available 24 hours a day. If you vote by fax, you do NOT need to vote over the Internet or return a proxy card.

•

Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each director and director nominee; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. As of the Record Date, we had 65,691,721 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2	% of Shares Beneficially Owned
De Hoge Noot BV (3)	17,074,610	26.3%
Alain Hirschler	5,225,333	8.0%
Michiel Hirschler	6,375,424	9.8%

Directors and Named Executive Officers
Gianni Arcaini, Chief Executive Officer and Chairman of the Board	4,698,773	7.3%
Adrian Goldfarb, Chief Financial Officer and a Director	137,250	*
Gijs van Thiel, Director	--	*
Joseph Glodek, Director	--	*
Fred Mulder, Director	381,206	*
Joseph Coschera, Former Chief Executive Officer and a former Director(4)	116,000	*
All executive officers and directors as a group (5) persons	5,333,229	8.2%

______________

*Less than one percent.

1)

Unless otherwise indicated, the address of such individual is c/o Duos Technologies Group, Inc., 6622 Southpoint Drive South, Suite 310, Jacksonville, Florida 32216.

2)

In computing the number of shares beneficially owned by a person and the percentage ownership of a person, shares of our common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

3)

To the best of our knowledge, the natural person or persons who hold voting and dispositive control over the shares beneficially owned by De Hoge Noot BV is Mr. Willem van Kooten a resident of Hilversum, The Netherlands.

4)

 Mr. Coschera resigned as Chief Executive Officer and Director as of April 1, 2015, upon the effectiveness of the reverse triangular merger between the Company, Duos Acquisition Corporation, a Florida corporation and Duos Technologies, Inc. (“duostech”), pursuant to which duostech became our wholly owned subsidiary. Mr. Coschera continues as an employee of the Company but no longer holds an executive position.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the last two fiscal years, which was awarded to, earned by, or paid to our Chief Executive Officer, Chief Financial Officer and our former Chief Executive Officer, which we refer to collectively as our "Named Executive Officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock ($)	Other Comp. ($)	Total ($)

Gianni Arcaini, Chairman of the Board, Chief Executive Officer, President, Director	2015	226,600	67,960 (1)		24,154 (2)	313,560
	2014	244,600	41,921 (1)		24,154 (2)	304,521

Adrian Goldfarb, Chief Financial Officer. Director	2015	110,992		33,879 (3)	18,343 (4)	163,214
	2014	100,000 (5)	23,302 (6)			123,302

Joseph Coschera, Former Chief Executive Officer Former Director	2015	20,192 (7)		33,879 (8)		54,071
	2014	100,000 (9)	23,302 (10)			123,302

(1)

Represents an amount equal to1% of annual revenues to which Mr. Arcaini is entitled under the terms of his employment, which is being deferred until the company has sufficient working capital to pay this amount.  Since 2008, in an effort to conserve cash flow, all amounts payable to Mr. Arcaini in respect of this entry have been deferred and as of December 31, 2015, the aggregate deferred amount owing is $605,061 including accrued interest.

(2)

Comprised of $18,000 per annum car allowance and $6,154 in Company paid membership dues and subscriptions.

(3)

Represents the fair value on the grant date of 85,000 shares of the Company common stock issued to Mr. Goldfarb on March 31, 2015 owed to him upon the effectiveness of the reverse triangular merger.

(4)

Represents taxes paid by Company as compensation for converting $58,000 of deferred salary into Company stock at $0.40 per share (see notes 5 and 6).

(5)

Includes $33,180 of deferred salary that Mr. Goldfarb deferred and was converted to stock at $0.40 per share (see Note 4).

(6)

Represents $23,302 of deferred bonus that Mr. Goldfarb deferred converted to stock at $0.40 per share (see Note 4).

(7)

Represents the amounts paid to Mr. Coschera as the former CEO of Duos Technologies Group, Inc., through March 31, 2015. Mr. Coschera resigned from all executive positions as of the Merger, effective April 1, 2015.

(8)

Mr. Coschera was awarded $33,879 to be paid in stock representing 85,000 shares on the closure of the merger with Duos Technologies, Inc., and relinquished the CEO position upon the merger becoming effective.  He continues as Senior VP of IT Services.

(9)

Includes $55,900 of salary which as of December 31, 2015 was still owing to Mr. Coschera.

(10)

Represents deferred bonus accrued and owing to Mr. Coschera.

Grants of Plan-Based Awards for Year Ended December 31, 2015

There were no grants of options to any of our Named Executive Officers during the year ended December 31, 2015.

Outstanding Equity Awards at December 31, 2015

There were no outstanding equity awards to any of our Named Executive Officers during the year ended December 31, 2015.

Option Exercises and Stock Vested in 2015

There were no option exercises by our named executive officers during 2015.

Employment Agreements

Gianni Arcaini. Prior to the effectiveness of the reverse triangular merger between the Company, Duos Acquisition Corporation, a Florida  corporation  and Duos Technologies, Inc., (“duostech”) pursuant to which duostech became our wholly owned subsidiary (hereinafter the “Merger”), duostech and Gianni Arcaini entered into an employment agreement dated May 1, 2003, as subsequently amended on February 10, 2004 and February 12, 2007, pursuant to which Mr. Arcaini served prior to the Merger as Chief Executive Officer and Chairman of duostech. The agreement continues in effect following the Merger. Under the agreement, Mr. Arcaini was paid an annual salary at the per annum rate of $226,600 in 2015.   In addition, as incentive based compensation, Mr. Arcaini is entitled to 1% of annual gross revenues of duostech.  However, in order to conserve cash flow, since January 2008, Mr. Arcaini has been deferring a part of his compensation and, as of December 31, 2015, such deferred amount including accrued interest totaled an aggregate of $605,061. The employment agreement had an initial term that extended through April 30, 2006, subject to renewal for successive one-year terms unless either party gives notice of that party’s election to not renew to the other at least 60 days prior to the expiration of the then-current term.  The agreement remains in effect through December 31, 2016. The agreement contains certain provisions for early termination, which may result in a severance payment equal to one year of base salary then in effect. It is anticipated that Mr. Arcaini’s compensation terms will be revisited in the future by the compensation committee of the Company’s Board.

Adrian Goldfarb. There is no written agreement in place with Mr. Goldfarb. During 2015, Mr. Goldfarb’s base compensation was $120,000, on a per annum basis, which became effective following the Merger on April 1, 2015.  As part of the merger agreement, Mr. Goldfarb agreed to convert $56,482 of unpaid salary and bonuses into the Company’s common stock at $.40 per share and the company agreed to compensate him for the taxes due on this amount $15,179.  Mr. Goldfarb also received stock compensation in the amount of $33,879. It is anticipated that Mr. Goldfarb’s compensation terms will be revisited in the future by the compensation committee of the Company’s Board.

Potential Payments upon Change of Control or Termination following a Change of Control

Our employment agreement with Mr. Arcaini, our Chief Executive Officer, provides incremental compensation in the event of termination, as described herein. Generally, we currently do not provide any severance specifically upon a change in control nor do we provide for accelerated vesting upon change in control.

Due to the factors that may affect the amount of any benefits provided upon the events described below, any actual amounts paid or payable may be different than those shown in this table. Factors that could affect these amounts include the basis for the termination, the date the termination event occurs, the base salary of an executive on the date of termination of employment and the price of our Common Stock when the termination event occurs.

The following table sets forth the compensation that would have been received by Mr. Arcaini had he been terminated as of December 31, 2015.

Director Name	Base Salary$	Accrued Bonus $	Continuation of Benefits $	Accrued Vacation $	Value of Unvested Stock Options $	Total Payments and Value of Equity Awards $
Gianni Arcaini, Chairman of the Board, Chief Executive Officer, President, Director	226,600(1)	605,061				831,661

(1) Plus $18,000 Car Allowance and 1% of revenues.

COMPENSATION OF DIRECTORS

Following the Merger, each independent director is entitled to receive $15,000 per annum for service on our Board in 2015. In addition, Chairmen of committees are awarded an additional $5,000 per annum in compensation for services in this capacity.

The following table summarizes data concerning the compensation of our non-employee directors for the year ended December 31, 2015.

Director Name	Fees Earned or Paid in Cash (1)	Stock options	Total
Gijs van Thiel	15,000	-	15,000
Joseph S. Glodek	11,250	-	11,250
Alfred J. (Fred) Mulder	15,000	-	15,000

(1)

The Company and the Board agreed that the fee owed to the members for the first 12 months of service would be payable in stock valued at fair market value

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of its last fiscal year, the Company has engaged in one transaction in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s assets at year-end for the last three completed fiscal years and in which a beneficial owner of more than 5% of its Common Stock had a direct or indirect material interest.

Specifically, the Company’s largest shareholder loaned $310,000 in March 2015 at 6% interest per annum for a period of six months.  The loan was extended for a further 12 months on the basis of full amortization payments of $27,750 per month for 12 months.

Policy for Approval of Related Party Transactions

The company requires that any related party transactions must be approved by an executive officer who does not have the relationship with that party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires officers and directors of the Company and persons who beneficially own more than ten percent (10%) of the Common Stock outstanding to file initial statements of beneficial ownership of Common Stock (Form 3) and statements of changes in beneficial ownership of Common Stock (Forms 4 or 5) with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on review of the copies of such forms received by the Company or written representations from certain reporting persons, except as described below, we believe that during, and with respect to, the year ended December 31, 2015, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

Each of our non-employee directors Gijs van Thiel, Joseph S. Glodek and Fred Mulder were appointed to the board on April 1, 2015 upon the merger with Duos Technologies Group, Inc. (f/k/a Information Systems Associates, Inc.) At the time of their appointment, Duos Technologies Group was not a mandatory filer and as such there was no requirement for them to file Form 3s.  On August 13, 2015, the company filed Form 8A- 12G at which point the company became a mandatory filer.  At the time, the non-employee directors did not file timely Form 3s. The same individuals plan to file such Forms 3 with the SEC prior to the meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The persons named below have been nominated for election as directors by the Board. If elected, each nominee will hold office until the 2017 Annual Meeting of the stockholders and until his or her successor is duly elected and qualified.

It is the intention of the persons named in the proxy to vote FOR the election of the five persons named in the table below as directors of the Company, unless authority to do so is withheld. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxy will be voted (in the discretion of the persons named therein) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

The following table sets forth the name, age, the position they hold, and the year in which they began serving as a Director of the Company for each director nominee:

Name	Age	Position	Year Became a Director
Gianni Arcaini (1)	67	Chairman of the Board, CEO, President and Director	2015
Adrian Goldfarb(2)	58	Chief Financial Officer, Director	2010
Gijs van Thiel (3)	49	Director	2015
Joseph H. Glodek (4)	47	Director	2015
Alfred J. (Fred) Mulder (5)	73	Director	2015

____________

(1)

Serves as Chairman of the Board. Assumed the position upon the Merger.

(2)

Serves as a Director since 2010 and continues on the board after the Merger.

(3)

Serves as a Director and Chairman of the Audit Committee and a member of the Compensation Committee.  Assumed the position upon the Merger.

(4)

Serves as a Director and member of the Audit and Compensation Committees.  Assumed the position upon the Merger.

(5)

Serves as a Director, Chairman of the Compensation Committee and member of the Audit Committee.  Assumed the position upon the Merger.

The business experience, principal occupations and employment, as well as the periods of service, of each of the Company’s directors during at least the last five years are set forth below.

Gianni Arcaini has been the Chairman of the Board and Chief Executive Officer since April 1, 2015, the Effective Time of the Merger. Mr. Gianni has been the Chief Executive Officer and Director of our subsidiary, Duos Technologies, Inc. since 2002.  In 1990, Mr. Arcaini, together with a group of European investors primarily from The Netherlands, founded Environmental Capital Holdings, Inc. (ECH) a company engaged in the technology transfer from Europe to the US. Shortly thereafter, ECH acquired a Dutch engineering company (Duos Engineering B.V.) and subsequently formed Duos Engineering (USA), Inc., the forerunner to Duos, as a fully owned subsidiary of ECH. In 2002, Duos was spun off from ECH as part of a restructuring process and, under the leadership of Mr. Arcaini, expanded into a broad based technology company with special focus on homeland security. Prior to his involvement with ECH, Mr. Arcaini spent over 10 years in various executive capacities with Robex International, a joint venture of Royal Volker Stevin, Royal Bijenkorf and the Westland Utrecht Bank, ultimately acquiring the company in a management buyout after having expanded its operations into the United States. In 1984, he sold the company’s European operations and immigrated with his family to the United States. Mr. Arcaini subsequently founded and later sold Strategic Planning Group, Inc., an economic and strategic planning, research and international permitting firm. Mr. Arcaini completed his early education at a Jesuit Boarding school in Austria and Germany, and graduated from a state business school in Frankfurt, Germany. He is fluent in German, Dutch, Italian, Spanish and English.

Mr. Arcaini brings to the Board significant experience in the Company’s industry and a deep knowledge of our business and customers and contributes a perspective based on his many years of involvement with our company prior to the Merger. Mr. Arcaini is also the visionary leader of the Company and is personally involved in creating the initial design of our technologies which are then implemented by our research & development teams.

Adrian Goldfarb has served as a director since April 2010, prior to the Merger. Effective July 1, 2012, he was appointed as President and Chief Financial Officer. Mr. Goldfarb also currently serves as a non-Executive Chairman of Gelstat Corporation, a small public company engaged in the development, manufacturing and marketing of homeopathic and natural supplements. Mr. Goldfarb is a 35-year industry veteran including more than 25 years in information technology. He began his career with IBM as a financial specialist in an enterprise systems group focused on the IT solutions in the oil industry. Over a more than 35-year career span he has worked in marketing, operations and finance with both large and small organizations. Mr. Goldfarb will continue as Chief Financial Officer of Duos Technologies Group, Inc., and remain on the Board.

With an educational background in finance, and over 14 years’ experience as a CFO of both private and public entities, Mr. Goldfarb brings to the Board significant experience in financial stewardship of small public companies.

Gijs van Thiel was appointed as a director on April 1, 2015, following the Merger. Prior to that time, since November 2012 he served as a director with our subsidiary Duos Inc. He is co-founder and Managing Partner of 747 Capital, a private equity investment firm focused on investments in private equity funds. 747 Capital, through fund and managed accounts, focuses exclusively on the small-cap private equity market in the U.S. and Canada.  Mr. van Thiel is responsible for the firm’s new product development and is actively involved in the portfolio management, due diligence and manager selection process.  He has been active in private equity since 1997. Prior to 747 Capital, Mr. van Thiel was founder and General Partner of Triad Media Ventures, a $50 million venture capital fund that made direct investments in US companies.  In addition, he was Director of Financial Services for Icon International, a member of Omnicom Group. He started his career at the Netherlands Foreign Investment Agency, a diplomatic function, in New York in 1993. Mr. van Thiel holds an M.B.A. in international management from Thunderbird School of Global Management and a B.A. from Webster University.

Mr. van Thiel brings to the Board a very strong financial background in finance and as a financial expert, serves as the Company’s audit committee chairman and member of the compensation committee.

Joseph Glodek was appointed as a director on April 1, 2015, following the Merger. Prior to that time, since November 2012 he served as a director with our subsidiary Duos Technologies, Inc. He is a Managing Principal and Co-Founder of Black River Wealth Management and heads the firm's Executive Committee. He co-founded Black River Wealth Management LTD in 2008 with the senior management team of William Scott and Co. LLC. While Mr. Glodek oversees Black River's long-term strategy and growth, he also plays a very active role in many of the firm's key client relationships. Under his leadership, Black River has continuously built upon its longstanding strengths in the investment management process. Mr. Glodek began his 20+ year career in the financial services industry in 1991. In 1993, at the age of 23, Mr. Glodek acquired a controlling interest of William Scott & Co. LLC, a full service investment bank where he was acting President for over 12 years. Simultaneously to working in the financial services industry, Mr. Glodek served his country for just under ten years in the United States as Counterintelligence/HUMIT Specialist I, II, and III in the Marine Air-Ground Task Force.

Mr. Glodek brings to the Board significant capital markets experience and serves as a member of the audit and compensation committees.

Alfred J. (Fred) Mulder was appointed as a director on April 1, 2015, following the Merger. Prior to that time, since June 2006 he served as a director with our subsidiary Duos Inc. He is an independent consultant (M&A / Corporate Finance) and informal investor in various companies in the USA and Europe, including Duos.  Between 2001 and 2013, Mr. Mulder served as Executive Chairman of the Board of LBI International N.V. and from 2009 until 2014 as non-executive member of the board of W.P. Stewart in New York. He also was, Chairman of the Supervisory Board of Stahomij B.V., Amsterdam (vehicle traffic management), Member of the Board of Aleri / MPCT Solutions - Chicago/London (financial data base management solutions), Member of the Supervisory Board of Debitel N.V. – Hoofddorp (mobile telecom operations), Environmental Capital Holdings – Jacksonville, Florida. He also serves as Chairman of the Investment Committee of Nethave N.V. (ICT Technology), Berghave N.V. (Turnaround/reshaping funding) and the Pension Fund of Radio Holland N.V. In 1993, Mr. Mulder was co-founder and became Chairman and Managing Director of Greenfield Capital Partners N.V., an independent private equity and corporate finance group headquartered in The Netherlands. From 1981 to 1993, he held positions of Managing Director, Chief Executive Officer of Transmark Holding B.V. and Managing Director of Pon Holdings B.V. and subsequently was a non-executive board member of companies such as HAL Investments N.V. (the holding company of Holland America Line), Pon Holdings B.V., and Transmark Holding B.V., Meulenhoff en Co N.V., SAIT Radio Holland SA, Lacis Communication N.V., Meijn Processing Industrie B.V., and CapCorp Investments N.V. During his early career (1963 - 1981), Mr. Mulder worked at Rank Xerox where he held various executive positions starting as a Manager of, Marketing, Sales and Planning, throughout the 60’s, as Deputy Managing Director of the Dutch Region during the 70’s, and finally, as International Marketing Director, based in London, England and Stanford, Connecticut. Mr. Mulder obtained his PMD in 1973 from the Harvard Business School, with special emphasis on Marketing & Corporate Strategy.

Mr. Mulder brings to the Board an extensive background in international business and serves as a liaison with the Company’s European based shareholders.

ADDITIONAL INFORMATION CONCERNING THE BOARD

BOARD MEETINGS

The Board met formally six times during the year ended December 31, 2015. No director who served during 2015 attended fewer than 75% of the meetings of the Board or of the committees of the Board of which such director was a member.

The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, although it encourages directors to attend such meetings.

CODE OF ETHICS

In March 2016, our Board has adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, and persons performing similar functions. A copy of our Code of Business Conduct and Ethics is posted on the investor relations section of our website, which is located at http://ir.duostechnologies.com/governance-docs. We intend to post on our website any amendments to the Code of Business Conduct and Ethics, or any waiver of its requirements.

We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request in writing to Duos Technologies Group, Inc., 6622 Southpoint Drive South, Suite 310, Jacksonville, Florida 3216. Attn: Jean Martin.

BOARD LEADERSHIP STRUCTURE

Mr. Arcaini has served as Chief Executive Officer and Chairman since the Merger in April 2015; prior to that time, he was Chief Executive Officer and Chairman of our subsidiary Duos Technologies Inc. The Board believes that its current leadership structure, in which the positions of Chairman and Chief Executive Officer are held by Mr. Arcaini, is appropriate at this time and provides the most effective leadership for the Company in a highly competitive and rapidly changing technology industry. Our Board believes that combining the positions of Chairman and Chief Executive Officer under Mr. Arcaini allows for focused leadership of our organization which benefits us in our relationships with investors, customers, suppliers, employees and other constituencies. We believe that any risks inherent in that structure are balanced by the oversight of our independent Board members. Given Mr. Arcaini’s past performance in the roles of Chairman of the Board and Chief Executive Officer of Duos Technologies Inc., at this time the Board believes that combining the positions continues to be the appropriate leadership structure for our Company and does not impair our ability to continue to practice good corporate governance.

BOARD COMMITTEES

The Company’s Board has established an audit committee and a compensation committee, each comprised of independent directors. Each committee operates under a charter that has been approved by our Board in March 2016. Copies of our committee charters are available, without charge, upon request in writing to Duos Technologies Group, Inc., 6622 Southpoint Drive South, Suite 310, Jacksonville, Florida 32216, Attn: Ms. Jean Martin and are posted on the investor relations section of our website, which is located at http://ir.duostechnologies.com/governance-docs.

Audit Committee

The members of our audit committee are Messrs. van Thiel (Chairman), Glodek and Mulder. The Board has also determined that each member of the audit committee is an “independent director” as defined by NASDAQ regulations and also meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Mr. van Thiel is the chair of the audit committee, and the Board believes that Mr. van Thiel qualifies as an “audit committee financial expert” as defined in the rules of the SEC. Security holders should understand that this designation is a disclosure requirement of the SEC relating to Mr. van Thiel’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. van Thiel any duties, obligations or liability that is greater than is generally imposed on him as a member of the audit committee and Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or Board.

During 2015, the audit committee met two times.  The audit committee’s responsibilities include the following:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
●	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
●	discussing our risk management policies;
●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
●	meeting independently with our independent registered public accounting firm and management;
●	reviewing and approving or ratifying any related person transactions; and
●	preparing the audit committee report required by SEC rules.

Compensation Committee

The members of our compensation committee are Messrs. Mulder, van Thiel and Glodek. Mr. Mulder is the chair of the compensation committee.

The compensation committee met one time during 2015.

The compensation committee’s responsibilities include the following:

●	reviewing and approving, or making recommendations to our board with respect to the compensation of our executive officers;

●	reviewing and making recommendations to our board with respect to cash and equity incentive plans;
●	administering our equity incentive plans;
●	reviewing and making recommendations to our board with respect to director compensation;
●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure as and when required by SEC rules;

In setting executive officer compensation levels, the Compensation Committee, which is comprised entirely of independent directors, is guided by the following considerations:

●	recommendations from the Chief Executive Officer based on individual executive performance and appropriate benchmark data;
●	ensuring compensation levels reflect the Company’s past performance and expectations of future performance;
●

ensuring compensation levels are competitive with compensation generally being paid to executives we seek to recruit to ensure our ability to attract and retain experienced and well-qualified executives; and

●	ensuring a portion of executive officer compensation is paid in the form of equity-based incentives to closely link stockholder and executive interests.

The Compensation Committee sets target and actual compensation for our Chief Executive Officer using the same considerations it uses for other executive officers.

Nominating and Corporate Governance Committee

The Company does not currently have a nominating and corporate governance committee.  However, these functions are fulfilled by the independent board members and include:

●	identifying individuals qualified to become members of our board;
●	recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;

While the Board has not yet established a formal policy with respect to diversity, the Board believes that it is essential that Board members represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates, the Board considers the entirety of each candidate’s credentials in the context of these standards. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Company will consider candidates that are nominated by its stockholders. The name, business experience and other relevant background information of a candidate should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Common Stock.

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of material risk management. In its risk oversight role, the Board reviews significant individual matters as well as risk management processes designed and implemented by management with respect to risk generally. The Board has designated the audit committee as the Board committee with general risk oversight responsibility. The audit committee periodically discusses with management the Company’s major risk exposures and the processes management has implemented to monitor and control those exposures and broader risk categories, including risk assessment and risk management policies. Additionally, members of our senior corporate management and senior executives regularly attend Board meetings and are available to address Board inquiries on risk oversight matters. Separate and apart from the periodic risk reviews and other communications between senior executives and the Board, many actions that potentially present a higher risk profile, such as acquisitions, material changes to our capital structure, or significant investments, require review or approval of our Board or its committees as a matter of oversight and corporate governance.

REPORT OF THE AUDIT COMMITTEE

The audit committee met (via conference call) and held discussions with management and Salberg & Company, P.A.  The audit committee reviewed and discussed the audited financial statements for 2015 with management and has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Committees,” as currently in effect.

The Company’s independent registered public accounting firm also provided to the audit committee certain written communications and the letter required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.”  The audit committee also discussed with the independent registered public accounting firm their independence from the Company.

Based on the audit committee’s review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements for 2015 be included in the Company’s Annual Report on Form 10-K for 2015 filed with the SEC.

Dated: March 11, 2016

SUBMITTED BY THE AUDIT COMMITTEE:

Gijs van Thiel

Joseph H. Glodek

Alfred J. (Fred) Mulder

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

DIRECTOR INDEPENDENCE

Our Board has determined that three of our five directors are independent directors within the meaning of the independence requirements of the NASDAQ Listing Rules. The independent directors are Messrs. van Thiel, Glodek and Mulder.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

APPROVAL OF THE DUOS TECHNOLOGIES GROUP, INC.

2016 EQUITY INCENTIVE PLAN

On March 11, 2016, the Board adopted, subject to the receipt of stockholder approval, the 2016 Equity Incentive Plan (the “2016 Plan”) providing for the issuance of up to 8 million shares of our common stock. The purpose of the Plan is to assist the Company in attracting and retaining key employees, directors and consultants and to provide incentives to such individuals to align their interests with those of our stockholders.

At the Annual Meeting, you will be asked to approve the adoption of the 2016 Plan in the form attached hereto as Annex A.  A total of 8,000,000 shares of common stock have been reserved for issuance under the 2016 Plan.  The 2016 Plan will only become effective upon our receipt of stockholder approval of this Proposal No. 2.

General Description of the 2016 Plan

The following is a summary of the material provisions of the 2016 Plan and is qualified in its entirety by reference to the complete text of the 2016 Plan.

Administration

The 2016 Plan is administered by the compensation committee of the Board, which consists of three members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m). Among other things, the compensation committee has complete discretion, subject to the express limits of the 2016 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2016 Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the 2016 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Grant of Awards; Shares Available for Awards

The 2016 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of the Company or its affiliates. We have reserved a total of 8 million shares of common stock for issuance as or under awards to be made under the 2016 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2016 Plan.

Currently, there are eleven identified employees (including two executive officers and directors), three non-employee directors, and up to thirty other current or future staff members who would be entitled to receive stock options and/or shares of restricted stock under the 2016 Plan. Future new hires and additional non-employee directors and/or consultants would be eligible to participate in the 2016 Plan as well.

Stock Options

The 2016 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”); provided, however, that ISOs may only be issued if our stockholders approve the 2016 Plan at the annual meeting. Stock options may be granted on such terms and conditions as the compensation committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of the Company’s common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of our company or a parent or subsidiary of our company). ISOs may only be granted to employees. In addition, the aggregate fair market value of our common stock covered by one or more ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights

A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2016 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the common stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the compensation committee may specify.

Performance Shares and Performance Unit Awards

Performance share and performance unit awards entitle the participant to receive cash or shares of our common stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Restricted Stock Awards and Restricted Stock Unit Awards

A restricted stock award is a grant or sale of common stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the compensation committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Our restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of common stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement.

Unrestricted Stock Awards

An unrestricted stock award is a grant or sale of shares of our common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Amendment and Termination

The compensation committee may adopt, amend and rescind rules relating to the administration of the 2016 Plan, and amend, suspend or terminate the 2016 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2016 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2016 Plan so that remuneration attributable to stock options and other awards will not be subject to the deduction limitation contained in Code Section 162(m).

Certain Federal Income Tax Consequences of the 2016 Plan

The following is a general summary of the federal income tax consequences under current U.S. tax law to the Company and to participants in the 2016 Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options, stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules including special rules relating to limitations on the ability of the Company to deduct the amounts for federal income tax purposes of certain compensation, special rules relating to deferred compensation, golden parachutes, participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares of the Company’s common stock. For purposes of this summary it is assumed that U.S. Participants will hold their shares of the Company’s common stock received under the 2016 Plan as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the non-U.S. state or local income or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the 2016 Plan, or shares of the Company’s common stock issued pursuant thereto. All participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the 2016 Plan or shares of the Company’s common stock issued thereto pursuant to the 2016 Plan.

A U.S. Participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the U.S. Participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the Company will generally be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the U.S. Participant does not recognize taxable income. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant recognizes long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount. In addition to the tax consequences described above, a U.S. Participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the U.S. Participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the U.S. Participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A U.S. Participant does not recognize taxable income upon the grant of an SAR. The U.S. Participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A U.S. Participant does not recognize taxable income upon the receipt of a performance share award until the shares are received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount thereby paid for the shares, and the Company will generally be entitled to deduct such amount at such time.

A U.S. Participant does not recognize taxable income upon the receipt of a performance unit award, restricted stock unit award or dividend equivalent right award until a cash payment is received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the amount of cash received, and the Company will generally be entitled to deduct such amount at such time.

A U.S. Participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of stock at the time the restriction lapses over any amount paid timely for the shares. Alternatively, the U.S. Participant may elect to be taxed on the fair market value of such shares at the time of grant. The Company thereby will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the U.S. Participant.

A U.S. Participant recognizes ordinary compensation income upon receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid thereby for the shares, and the Company will generally be entitled to deduct such amount at such time.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2016 PLAN.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to stockholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement on an advisory basis.

The executive officers named in the summary compensation table and deemed to be “named executive officers” are Messrs. Arcaini and Goldfarb. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The 2015 compensation levels were set having regard to: (a) market rates for executives, (b) executives achieving efficient management of the business and controlling costs, to the extent possible, (c) demonstrating integrated management teamwork, and (e) showing effort, commitment and effectiveness in reaching the goals set by the Board.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. The vote is advisory, which means that it is not binding on the Company or our Board or the Compensation Committee of our Board.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2015 Summary Compensation Table and other related tables and disclosure.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON

EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Act also amended the proxy rules of the SEC to require that not less frequently than once every six years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate proposal subject to stockholder vote to determine whether the stockholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

Accordingly, we are seeking a stockholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

The Board asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers. Stockholders should consider the value of having the opportunity every year to voice their opinion on the Company’s executive compensation through an advisory vote, weighing that against the additional burden and expense to the Company and stockholders of preparing and responding to proposals annually, as well as the other means available to stockholders to provide input on executive compensation.

After consideration, the Board has determined that an advisory vote on executive compensation that occurs every three years is the appropriate approach. The Company’s executive compensation program and policies are designed to balance current cash compensation with promoting long-term growth and performance of the Company. Changes in compensation structure, including those suggested by stockholders, would take time to implement, and evaluating the results of any such change would also take time and careful consideration. For these reasons, the Board believes that evaluating these programs every three years as opposed to more frequently is more appropriate. The Board also believes a three-year period will provide the Company with adequate time to engage stockholders and respond to “say-on-pay” vote results.

The Board is not bound by this non-binding advisory stockholder vote; however, it will give significant weight to stockholder preferences on this matter.

The proposal is set forth in the following resolution:

RESOLVED, that a non-binding advisory vote of the stock holders of the Company to approve the compensation of the named executive officers shall be held (a) every year, (b) every two years, or (c) every three years.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of our Board.

Shares represented by proxies that are marked to indicate abstentions from this proposal and broker non-votes with respect to this proposal will not affect its outcome. If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” a frequency of “three years” for future advisory votes regarding executive compensation.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE OPTION OF ONCE EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

OTHER MATTERS

At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented for a vote thereat.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals intended to be presented at the Company’s 2017 Annual Meeting of stockholders in accordance with Rule 14a-8 must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company’s proxy statement for that meeting, no later than November 20, 2016 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our nominating and corporate governance committee reviews all stockholder proposals and makes recommendations to the board for actions on such proposals.

In addition, our Bylaws provide that any stockholder intending to nominate a candidate for election to the board or to propose any business at our 2017 annual meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 150th day (November 22, 2016) nor later than the close of business on the 120th day (December, 2016) prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include the information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2017 annual meeting is held more than 30 days before or after the first anniversary of the date of the 2016 annual meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2017 annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination. To make a submission or request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company does not intend to engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you may vote by telephone or via the Internet. If you have received a paper copy of the proxy card by mail you may also sign, date and return the proxy card promptly in the enclosed postage-prepaid envelope.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and related notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or notice addressed to those stockholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be house holding materials to your address, house holding will continue until you are notified otherwise or until you instruct us to the contrary. If, at any time, you no longer wish to participate in house holding and would prefer to receive a separate proxy statement and related notices, or if you are receiving multiple copies of the proxy statement and related notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to Investor Relations, Duos Technologies Group, 6622 Southpoint Drive South, Suite 310, Jacksonville, Florida, 32216 or by calling us at (904) 652 1601.

The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2015, the proxy statement and the Notice of Annual Meeting of Stockholders and related notices to a stockholder at a shared address to which a single copy of such documents was delivered. Stockholders may make such request in writing, directed to Jean Martin, Investor Relations, Duos Technologies Group, 6622 Southpoint Drive South, Suite 300, Jacksonville, Florida, 32216 or by calling us at (904) 652 1601.

By Order of the Board

/s/ GIANNI ARCAINI

Gianni Arcaini

Chairman and Chief Executive Officer

duostech

2016 Equity Incentive Plan

ANNEX A

Duostech

DUOS TECHNOLOGIES

GROUP, INC.

2016 EQUITY

INCENTIVE PLAN

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2016 Equity Incentive Plan

1)

Scope of Plan; Definitions

a.

This 2016 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Duos Technologies Group, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers, directors and Director Advisors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide for:

Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”);

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”);

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”);

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and

Directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs, Non-Discretionary Options and Non-Qualified Options are referred to hereafter as “Options.” Options, Restricted Stock, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

b.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Advisory Board” means a board composed of individuals, appointed by the Board, who serve the Company’s Board in an advisory capacity but are not directors, Officers or employees of the Company.

“Board” means the board of directors of the Company.

“Chairman” means the chairman of the Board.

“Change of Control” means the occurrence of any of the following events:

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2016 Equity Incentive Plan

I.

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities;

II.

the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or

III.

the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

“Company” shall have the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3.

“Director Advisor” means a member of the Advisory Board.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date the employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” shall have the meaning given to it in Section 1(a).

“Fair Market Value” shall be determined as of the last trading day prior to the date a Stock Right is granted and shall mean:

I.

The closing price on the principal market if the Common Stock is listed on a national securities exchange;

II.

If the Company’s shares are not listed on a national securities exchange, then the closing price if reported or the average bid and asked price for the Company’s shares as published on the OTCQB or the OTCQX operated by OTC MARKETS;

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2016 Equity Incentive Plan

III.

If there are no prices available under clauses (I) or (II), then Fair Market Value shall be based upon the closing price, if reported or the average bid and asked price for the Company’s shares as published by OTC;

IV.

If there is no regularly established trading market for the Company’s Common Stock, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Nasdaq” means the Nasdaq Stock Market.

“Non-Discretionary Options” shall have the meaning given to it in Section 1(a).

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

“Qualifying Committee” means the Company’s audit committee, Compensation Committee, finance committee or any other committee of the Board that the compensation committee shall determine entitles its members to a grant of Stock Rights, as defined, under Section 3(b)(ii) (each such Committee, a “Qualifying Committee”).

“Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“Rule 16b-3” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” shall have the meaning given to it in Section 1(a).

2)

Administration of the Plan.

a.

The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be

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made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to:

Determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted;

Determine when Stock Rights may be granted;

Determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value;

Determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest;

Determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any; and

Interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

b.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct.

c.

Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either:

Eligible for Stock Rights pursuant to the Plan; or

Have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

d.

In addition to such other rights of indemnification as he or she may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his or her part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the

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curtailment of costs of litigation) reasonably incurred by him or her in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he or she may be involved by reason of his or her being or having been a member of the Board or the Compensation Committee, whether or not he or she continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.

e.

The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the State of Florida.

3)

Eligible Employees and Others

a.

ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Director Advisors, Officers, employees or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from participation in, any other grant of Stock Rights.

b.

The exercise price of the Options or SARs under Section 3 shall be Fair Market Value or such higher price as may be established by the Compensation Committee, the Board or by the Code.

4)

Common Stock.

a.

The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise.

b.

The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 8,000,000 subject to adjustment as provided in Section 14.  Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section.  If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

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2016 Equity Incentive Plan

5)

Granting of Stock Rights.

a.

The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

b.

The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

c.

A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of:

The Fair Market Value of a specified number of shares of Common Stock at the time of exercise over;

An exercise price established by the Board or Compensation Committee.

d.

The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

e.

An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

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2016 Equity Incentive Plan

f.

Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.

g.

The Options and SARs shall not be exercisable for a period of more than seven years from the date of grant.

6)

Sale of Shares

The shares underlying Stock Rights granted to any Officers, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7)

ISO Minimum Option Price and Other Limitations.

a.

The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of:

The date of approval by the Board or Compensation Committee or the

For ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

b.

In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8)

Duration of Stock Rights.

Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

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9)

Exercise of Options and SARs; Vesting of Stock Rights.

Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

a.

The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

b.

Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee or as otherwise provided in this plan.

c.

Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

d.

The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10)

Termination of Employment.

Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his or her options shall  vest or become exercisable, and his or her options  shall terminate as provided for in the grant, or on the day 12 months after the day of the termination of his or her employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

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11)

Death; Disability.

Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option or SAR:

a.

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his or her death, any Options or SARs of such employee may be exercised to the extent of the number of shares with respect to which he or she could have exercised it on the date of his or her death, by his or her estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of the Options’ or SARs’ specified expiration date or three months from the date of the grantee’s death.

b.

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Director Advisor can no longer perform his or her duties, by reason of his or her Disability, he or she shall have the right to exercise any Option or SARs held by him or her on the date of termination of employment or ceasing to act as a director or Director Advisor until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination of the person’s employment.

12)

Assignment, Transfer or Sale.

a.

No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him or her, his or her guardian or legal representative.

b.

Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13)

Terms and Conditions of Stock Rights.

Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

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14)

Adjustments Upon Certain Events.

a.

Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company or otherwise shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

b.

In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

c.

In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable.  If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.  For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

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d.

Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

e.

No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15)

Means of Exercising Stock Rights.

a.

An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Chief Financial Officer with a copy to the Chief Accounting Officer of the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either:

In United States dollars by check or wire transfer; or

At the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or

At the discretion of the Board or Compensation Committee, by any combination of (i) and (ii) above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion need not be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his or her Stock Right until the date of issuance of a stock certificate to him or her for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

b.

Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that:

Such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act),

The holder has been advised and understands that:

1.

The shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and

2.

The Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and

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2016 Equity Incentive Plan

3.

Such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16)

Term, Termination and Amendment.

a.

The Board may terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on December 31, 2020. No Stock Rights may be granted under the Plan once the Plan is terminated.  Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

b.

The Board at any time, and from time to time, may amend the Plan.  Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent:

Shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or

Required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

c.

The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17)

Conversion of ISOs into Non-Qualified Options; Termination of ISOs.

The Board or Compensation Committee, at the written request of any optionee, may at its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion.  Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes

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2016 Equity Incentive Plan

appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18)

Application of Funds.

The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19)

Governmental Regulations.

The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20)

Withholding of Additional Income Taxes.

In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.  To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

21)

Notice to Company of Disqualifying Disposition.

Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22)

Continued Employment.

The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related

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2016 Equity Incentive Plan

Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23)

Governing Law; Construction.

The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Florida. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24)

Forfeiture of Stock Rights.

Notwithstanding any other provision of this Plan, all vested Stock Rights shall be immediately forfeited at the option of the Board in the event of:

a.

Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

b.

Purchasing or selling securities of the Company without written authorization in accordance with the Company’s inside information guidelines then in effect;

c.

Breaching any duty of confidentiality including that required by the Company’s inside information guidelines then in effect;

d.

Competing with the Company; or

e.

Failure to execute the Company’s standard Stock Rights Agreement.

The Board or the Compensation Committee may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights agreement.

An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor either (i) in United States dollars by check or wire transfer (to the extent it is exercisable in cash); or (ii) (A) through delivery to the Company (either by actual delivery or attestation) of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; (B) by a reduction in the number of shares otherwise deliverable pursuant to the Stock Right provided that it is in accordance with a written Stock Option Agreement; or (C) in any other form of legal consideration that may be acceptable to the Board or Compensation Committee; or (iii)

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2016 Equity Incentive Plan

by any combination of (i) and (ii) above. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his or her Stock Right until the date of issuance of a stock certificate to him or her for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

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